UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2018

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of H. Furlong Baldwin as a Director

On February 22, 2018, H. Furlong Baldwin submitted his resignation to the Board of Directors of W. R. Grace & Co. (the “Company”), which the Board accepted. Mr. Baldwin’s resignation is scheduled to take effect on May 9, 2018, prior to the Company’s Annual Meeting of Stockholders.

(e) Compensatory Arrangements of Fred Festa in connection with his transition to Non-executive Chairman

On November 3, 2017, the Company announced that Fred Festa intends to retire as Chief Executive Officer (“CEO”) of the Company during the fourth quarter of 2018. Mr. Festa will continue as non-executive Chairman of the Company’s Board. In furtherance of promoting an effective and efficient leadership succession, and in view of the new role that Mr. Festa will undertake in his continued service to the Company as its non-executive Chairman, the Compensation Committee determined, on February 22, 2018, to modify his compensatory arrangements as follows: (1) for 2018 stock awards and option awards, the form of awards shall be 50% stock options (“Options”) and 50% restricted stock units (“RSUs”), rather than including a percentage of performance-based units (“PBUs”); and (2) with respect to vesting of stock awards - (a) Options, RSUs and PBUs will not be pro-rated or forfeited in connection with Mr. Festa’s retirement as CEO; (b) Options and RSUs, as time-based awards, will continue to vest according to the applicable original vesting schedules; (c) PBUs will vest based upon performance of the Company during the applicable original three-year performance periods; and (d) the Option exercise periods will be equal to the full terms of the Options, and will not be truncated based upon Mr. Festa’s retirement as CEO.

Forward-looking statements

This report contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” "targets," “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; succession planning, and markets for securities. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting the Company’s outstanding indebtedness; developments affecting the Company’s pension obligations; its legal and environmental proceedings; environmental compliance costs; the Company’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; the potential effects of cyberattacks; and those additional factors set forth in the Company’s most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on the Company’s projections and forward-looking statements, which speak only as of the dates those projections and statements are made. The Company undertakes no obligation to release publicly any revision to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Vice President, General Counsel and Secretary

Date: February 23, 2018